Exhibit 10.1

Execution Version

FIFTH AMENDMENT

TO

AMENDED AND RESTATED CREDIT AGREEMENT

dated as of

August 7, 2007

among

GOODRICH PETROLEUM COMPANY, L.L.C.,

as Borrower,

BNP PARIBAS,

as Administrative Agent,

and

The Lenders Party Hereto

FIFTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Fifth Amendment”) dated as of August 7, 2007, is among GOODRICH PETROLEUM COMPANY, L.L.C., a Louisiana limited liability company (“Borrower”); each of the undersigned Guarantors (collectively, the “Guarantors”); BNP PARIBAS, as administrative agent (in such capacity, together with its successors in such capacity, “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.

R E C I T A L S

A. Borrower, Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of November 17, 2005, as amended by the First Amendment to Amended and Restated Credit Agreement, dated December 14, 2005, the Second Amendment to Amended and Restated Credit Agreement, dated June 21, 2006, the Third Amendment to Amended and Restated Credit Agreement, dated August 30, 2006 and the Fourth Amendment to Amended and Restated Credit Agreement, dated November 30, 2006 (as amended, the “Credit Agreement”), pursuant to which the Lenders have made certain loans to and other extensions of credit on behalf of Borrower.

B. Borrower has requested, and the Lenders have agreed, to amend certain provisions of the Credit Agreement.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article and section references in this Fifth Amendment refer to articles and sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Definitions. Section 1.1 is hereby amended by amending and restating the definition of “Agreement” as follows:

“Agreement” means this Amended and Restated Credit Agreement, as amended by the First Amendment to Amended and Restated Credit Agreement, dated December 14, 2005, the Second Amendment to Amended and Restated Credit Agreement, dated June 21, 2006, the Third Amendment to Amended and Restated Credit Agreement, dated August 30, 2006, the Fourth Amendment to Amended and Restated Credit Agreement, dated November 30, 2006 and the Fifth Amendment to Amended and Restated Credit Agreement, dated August 7, 2007.

2.2 Definitions. Section 1.1 is hereby amended by adding “or the Debt to EBITDAX ratio pursuant to Section 10.3” after “any determination of the EBITDAX to Interest Expense ratio pursuant to Section 10.2” in the definition of “EBITDAX”.

2.3 Section 10.3. Section 10.3 is hereby amended and restated in its entirety as follows:

“Section 10.3 Debt to EBITDAX Ratio. The ratio of Total Debt of the Companies as of such time to EBITDAX for the four fiscal quarters ending on the last day of the fiscal quarter immediately preceding the date of determination for which financial statements are available to be greater than (a) 4.25 to 1.0, for all fiscal quarters beginning with the fiscal quarter ending June 30, 2007 and ending with the fiscal quarter ending December 31, 2007 and (b) 3.5 to 1.0, commencing with the fiscal quarter ending March 31, 2008 and thereafter.”

Section 3. Conditions Precedent. This Fifth Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 14.8 of the Credit Agreement) (the “Effective Date”):

3.1 The Administrative Agent shall have received from the Determining Lenders, the Borrower and the Guarantors, counterparts (in such number as may be requested by Administrative Agent) of this Fifth Amendment signed on behalf of such Persons.

3.2 The Administrative Agent shall have received such other documents as Administrative Agent or special counsel to Administrative Agent may reasonably request.

3.3 No Default shall have occurred and be continuing, after giving effect to the terms of this Fifth Amendment.

Section 4. Miscellaneous.

4.1 Confirmation. The provisions of the Credit Agreement, as amended by this Fifth Amendment, shall remain in full force and effect following the effectiveness of this Fifth Amendment.

4.2 Ratification and Affirmation; Representations and Warranties. Borrower and each Guarantor hereby (a) acknowledges the terms of this Fifth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended or modified hereby, notwithstanding the amendments and modifications contained herein and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Fifth Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default has occurred and is continuing and (iii) since November 17, 2005, there has been no event,

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development or circumstance that has had or could reasonably be expected to have a Material Adverse Event.

4.3 Loan Document. This Fifth Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

4.4 Counterparts. This Fifth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fifth Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

4.5 NO ORAL AGREEMENT. THIS FIFTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6 GOVERNING LAW. THIS FIFTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

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IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed as of the date first written above.

BORROWER:	GOODRICH PETROLEUM COMPANY, L.L.C.

	By:	/s/ David R. Looney
Name: David R. Looney
Title: Executive Vice President and Chief Financial Officer

GUARANTORS:	GOODRICH PETROLEUM CORPORATION

	By:	/s/ David R. Looney
Name: David R. Looney
Title: Executive Vice President and Chief Financial Officer

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ADMINISTRATIVE AGENT:	BNP Paribas, as a Lender and as Administrative Agent

	By:	/s/ Brian M. Malone
Name: Brian M. Malone
Title: Managing Director

	By:	/s/ Polly Schott
Name: Polly Schott Title: Vice President

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LENDERS:	Comerica Bank, as Lender

	By:	/s/ Josh Strong
Name: Josh Strong
Title: Assistant Vice President

BMO Capital Markets Financing, Inc. (formerly known as Harris Nesbitt Financing, Inc.), as Lender

	By:	/s/ Mary Lou Allen
Name: Mary Lou Allen Title: Vice President

The Prudential Insurance Company of America, as Lender

	By:	/s/ Randall M. Kob
Name: Randal M. Kob Title: Vice President

Deutsche Bank Trust Company Americas, as Lender

	By:	/s/ Susan LeFevre
Name: Susan LeFevre Title: Director

	By:	/s/ Omayra Laucella
Name: Omayra Laucella Title: Vice President

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